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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                               -------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported) October 17, 1996

                       AT&T Universal Card Funding Corp.
              (Originator of the AT&T Universal Card Master Trust)
                        AT&T Universal Card Master Trust
                   (Issuer of the Asset Backed Certificates)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware               33-93806            59-3325080
     --------------------       ----------------     --------------
    (State or Other             (Commission File     (IRS Employer
    Jurisdiction of             Number)               Identification
    Incorporation)                                    Number)



          5201 Amelia Earhart Drive, Suite 1001
                    Salt Lake City, Utah                 84116
          --------------------------------------       ---------
          (Address of Principal Executive Office)      (Zip Code)


       Registrant's telephone number, including area code (801) 578-0619


                                      N/A
        -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.       Not Applicable

Item 5. The Certificateholder Statements for the month ending September 30, 1996 for the AT&T Universal Card Master Trust Series 1995-1, Series 1995-2, Series 1995-3, Series 1996-1,
                 Series 1996-2, and Series 1996-3 Certificates were distributed on October 17, 1996.

Item 6.          Not Applicable.

Item 7.          Exhibits.

         The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, 20.5, and 20.6.

         Exhibit 20.1             Monthly Servicing Report dated
                                  October 17, 1996 with respect to the
                                  AT&T Universal Card Master Trust
                                  Series 1995-1.

         Exhibit 20.2             Monthly Servicing Report dated
                                  October 17, 1996 with respect to the
                                  AT&T Universal Card Master Trust
                                  Series 1995-2.

         Exhibit 20.3             Monthly Servicing Report dated
                                  October 17, 1996 with respect to the
                                  AT&T Universal Card Master Trust
                                  Series 1995-3.

         Exhibit 20.4             Monthly Servicing Report dated
                                  October 17, 1996 with respect to the
                                  AT&T Universal Card Master Trust
                                  Series 1996-1.

         Exhibit 20.5             Monthly Servicing Report dated
                                  October 17, 1996 with respect to the
                                  AT&T Universal Card Master Trust
                                  Series 1996-2.





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
         Exhibit 20.6             Monthly Servicing Report dated
                                  October 17, 1996 with respect to the
                                  AT&T Universal Master Trust Series
                                  1996-3.



                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AT&T UNIVERSAL FUNDING CORP.



                                              By    /s/ Robert A. Miller
                                                ------------------------------
                                                Name:   Robert A. Miller
                                                Title:  Assistant Treasurer





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
                                EXHIBIT INDEX


Exhibit        Description                                        Page
-------        -----------                                        ----
20.1           Monthly Servicing Report dated
               October 17, 1996 with respect to the
               AT&T Universal Card Master Trust
               Series 1995-1.

20.2           Monthly Servicing Report dated
               October 17, 1996 with respect to the
               AT&T Universal Card Master Trust
               Series 1995-2.

20.3           Monthly Servicing Report dated
               October 17, 1996 with respect to the
               AT&T Universal Card Master Trust
               Series 1995-3.

20.4           Monthly Servicing Report dated
               October 17, 1996 with respect to the
               AT&T Universal Card Master Trust
               Series 1996-1.

20.5           Monthly Servicing Report dated
               October 17, 1996 with respect to the
               AT&T Universal Card Master Trust
               Series 1996-2.

20.6           Monthly Servicing Report dated
               October 17, 1996 with respect to the
               AT&T Universal Card Master Trust Series
               1996-3.

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